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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 23, 2005


                       VALLEY NATIONAL GASES INCORPORATED
             (Exact name of registrant as specified in its charter)


             PENNSYLVANIA                   000-29226            23-2888240
    (State or other jurisdiction or        (Commission          (IRS Employer
            incorporation)                File Number)       Identification No.)

200 WEST BEAU STREET, SUITE 200
WASHINGTON, PENNSYLVANIA                                                 15301
(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code: (724) 228-3000

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. OTHER EVENTS AND REGULATION FD DISCLOSURE

        On November 23, 2005, Valley National Gases Incorporated issued a press release announcing that its Board of Directors had declared a one-time cash dividend of $0.10 per share to be paid on January 5, 2006, to shareholders of record on December 21, 2005. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is being furnished herewith:

    99.1 Press Release dated November 23, 2005, of Valley National Gases Incorporated


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2005


                                            VALLEY NATIONAL GASES INCORPORATED



                                            /s/ William A. Indelicato
                                            ------------------------------------
                                            William A. Indelicato,
                                            Chairman and Chief Executive Officer


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